UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 30, 2010
SIGNATURE GROUP HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification Number)

175 North Riverview Drive
Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): (714) 283-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 8.01 Other Events.
As previously disclosed, the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”) on June 9, 2010 issued an amended confirmation order (“Confirmation Order”) confirming “Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, Dated June 8, 2010” (the “Plan”).
Filing of Quarterly Operating Report for the Quarter Ended June 30, 2010 with the United States Trustee
Pursuant to the quarterly reporting requirements of the United States Trustee for the Central District of California, Santa Ana Division (the “United States Trustee”), on July 30, 2010, Signature Group Holdings, Inc. (f/k/a Fremont General Corporation, herein referred to as “Signature”), filed its Post-Confirmation Quarterly Operating Report for the quarter ending June 30, 2010 (the “Quarterly Operating Report”).
Filing of Post-Confirmation Status Conference Report as of July 30, 2010
Pursuant to the requirements of the Confirmation Order and the Plan, on July 30, 2010, Signature filed its “First Post-Confirmation Status Conference Report as of July 30, 2010 for the Reorganized Debtor, Signature Group Holdings, Inc. (f/k/a Fremont General Corporation)” (the “Status Conference Report”).
The Quarterly Operating Report and the Status Conference Report are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Before reading the Quarterly Operating Report or the Status Conference Report, we strongly urge you to read the Cautionary Statement Regarding the Quarterly Operating Report and the Status Conference Report below.
Cautionary Statement Regarding the Quarterly Operating Report and the Status Conference Report
The Quarterly Operating Report and the Status Conference Report contain financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the Quarterly Operating Report and the Status Conference Report has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and is not to be used for investment purposes. There can be no assurance that the Quarterly Operating Report and the Status Conference Report are complete. Signature may amend or otherwise change the information contained in the Quarterly Operating Report and the Status Conference Report at a future date. Results set forth in the Quarterly Operating Report and the Status Conference Report should not be viewed as indicative of future results.
The information contained in the Quarterly Operating Report and the Status Conference Report represents financial information of Signature only and does not include financial information for any subsidiary of Signature. The Quarterly Operating Report and the Status Conference Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Index to Exhibits,” which is presented elsewhere in this document and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Signature has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC. (Registrant)
Date: July 30, 2010	By:	/s/ Craig Noell
		Name:	Craig Noell
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

99.1	Signature Group Holdings, Inc.’s Quarterly Operating Report for the quarter ended June 30, 2010

99.2	First Post-Confirmation Status Conference Report as of July 30, 2010 for the Reorganized Debtor, Signature Group Holdings, Inc. (f/k/a Fremont General Corporation)